                                  SCHEDULE 14A
                                 (RULE 14-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.______)

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement            / /  Confidential, for Use of the
/X/  Definitive Proxy Statement             Commission Only (as permitted by Rule 14a-6(e)(2))

/ /  Definitive Additional Materials

/ /  Soliciting Material under Section 240.14a-12

                          TouchTunes Music Corporation

--------------------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11
           (1)  Title of each class of securities to which transaction applies:
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------
           (5)  Total fee paid:
                ------------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

           Check box if any part of the fee is offset as provided by
/ / Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           (3)  Filing Party:
                ------------------------------------------------------------
           (4)  Date Filed:
                ------------------------------------------------------------

                          TOUCHTUNES MUSIC CORPORATION
                        1800 E. Sahara Avenue, Suite 107
                            Las Vegas, Nevada 89104

                                 Notice of the
                         Annual Meeting of Stockholders
                              and Proxy Statement

YOUR VOTE IS IMPORTANT

It is important that your shares be represented and voted at the Annual Meeting of Stockholders. Check your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you.

                          TOUCHTUNES MUSIC CORPORATION
                        1800 E. Sahara Avenue, Suite 107
                            Las Vegas, Nevada 89104

                                 April 22, 2002

Dear Stockholder:

    We are pleased to enclose your Notice of the Annual Meeting and Proxy Statement for the Annual Meeting of Stockholders of TouchTunes Music Corporation (the "COMPANY") to be held on Wednesday, May 22, 2002, at 10:00 a.m., local time, at Hotel de la Montagne, 1430 de la Montagne Street, Suite 301, Montreal, Quebec, Canada.

    The Board of Directors hopes that you will be able to attend this stockholders' meeting. We look forward to meeting you and discussing with you significant events that have occurred during the Company's last year as well as its current prospects. If you are unable to be present in person or to be otherwise represented, please execute the enclosed Proxy Statement and return it at your earliest convenience in the enclosed envelope. You are urged to read the enclosed Proxy Statement, which contains information relevant to the actions to be taken at the meeting.

                                          Very truly yours,

                                          [SIGNATURE]

                                          Matthew Carson
                                          CORPORATE SECRETARY

                          TOUCHTUNES MUSIC CORPORATION
                        1800 E. Sahara Avenue, Suite 107
                            Las Vegas, Nevada 89104

                                 NOTICE OF THE
                         ANNUAL MEETING OF STOCKHOLDERS

To Stockholders
of TouchTunes Music Corporation:

    Notice is hereby given that the Annual Meeting of Stockholders of TouchTunes Music Corporation (the "COMPANY") will be held on Wednesday, May 22, 2002, at 10:00 a.m., local time, at Hotel de la Montagne, 1430 de la Montagne Street, Suite 301, Montreal, Quebec, Canada for the following purposes:

    (1) To elect six directors to serve until the next annual meeting or until their successors are elected and qualified;

    (2) To consider and vote upon the ratification of the appointment of Ernst & Young LLP as the independent certified public accountants for the fiscal year ending December 31, 2002; and

    (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only stockholders of record at the close of business on April 18, 2002 are entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof.

                                          By Order of the Board of Directors,

                                          [SIGNATURE]

                                          Matthew Carson
                                          CORPORATE SECRETARY

Montreal, Canada
April 22, 2002

                          TOUCHTUNES MUSIC CORPORATION
                        1800 E. Sahara Avenue, Suite 107
                            Las Vegas, Nevada 89104

                            PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS

                             ---------------------

                              GENERAL INFORMATION

    The Board of Directors (the "BOARD OF DIRECTORS" or the "BOARD") of TouchTunes Music Corporation (the "COMPANY"), hereby solicits your proxy in the form enclosed for use at the Annual Meeting of Stockholders to be held on Wednesday, May 22, 2002, or any adjournment(s) thereof ("ANNUAL MEETING"). The expenses of soliciting your proxy will be borne by the Company. The proxy statement and form of proxy are first being mailed to stockholders on or about April 22, 2002.

    At the Annual Meeting, stockholders will be asked to elect six directors of the Company to serve until the next annual meeting of stockholders or until their successors are elected and qualified, and to ratify the selection of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2002.

    Management currently is not aware of any other matters that will come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons designated as proxies intend to vote in accordance with their best judgment on such matters.

    Note that all dollar amounts set forth in this proxy statement are in United States dollars, except where otherwise indicated, and references herein to "dollars" or "$" are to United States dollars and references to "CDN" are to Canadian dollars.

    We urge you to date, sign and return your proxy in the enclosed envelope promptly to make certain that your shares will be voted at the Annual Meeting.

DATE, TIME AND PLACE

    The Annual Meeting will be held on Wednesday, May 22, 2002, 10:00 a.m., local time, at the Hotel de la Montagne, 1430 de la Montagne, Suite 301, Montreal, Quebec, Canada.

RECORD DATE; VOTING RIGHTS

    The Board of Directors has fixed the close of business on April 18, 2002 as the record date for determining stockholders entitled to receive notice of and to vote at the meeting and any adjournment thereof ("RECORD DATE"). On the Record Date, there were issued and outstanding 14,658,644 shares of the Company's Class A voting common stock, par value $.001 per share ("COMMON STOCK"), and the following shares of the Company's preferred stock entitled to vote at the meeting: 12,843,960 shares of Series A Preferred Stock, par value $.001 per share ("SERIES A PREFERRED STOCK") and 8,888,889 shares of Series B Preferred Stock, par value $.001 per share ("SERIES B PREFERRED STOCK", and collectively with the Series A Preferred Stock, the "VOTING PREFERRED STOCK"). The holders of Common Stock are entitled to one vote per share. The holders of each share of Voting Preferred Stock are entitled to a number of votes equal to the number of full shares of Common Stock that can be acquired upon conversion of such Voting Preferred Stock. On the Record Date, the holders of Voting Preferred Stock were entitled to 1.5 votes per share. Holders of record of the Common Stock and Voting Preferred Stock will vote together as a single class at the Annual Meeting. The presence in person or by proxy of stockholders entitled to cast at least a majority of the votes that all holders of the Common Stock and the Voting Preferred Stock are entitled to cast at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting.

    With respect to Proposal 1, the six nominees for election as directors who receive the greatest number of votes cast at the Annual Meeting in person or represented by proxy, assuming that a quorum is present, will be elected as directors.

    With respect to Proposal 2, approval will require the affirmative vote of a majority of the total votes cast on the proposal in person or represented by proxy at the Annual Meeting.

    Abstentions (and broker non-votes) will not be counted for or against a proposal in determining the number of votes cast; however, such abstentions (and broker non-votes) shall be counted present for quorum purposes.

VOTING AND REVOCATION OF PROXIES

    The enclosed proxy is revocable at any time prior to the time voting is declared closed by the filing of an instrument revoking it, or a duly executed proxy bearing a later date, with the Corporate Secretary of the Company or by attending the Annual Meeting and voting in person. All properly executed proxies received by the Corporate Secretary prior to the time voting is declared closed, and not revoked prior to that time, will be voted at the meeting in accordance with their respective instructions, if any. Unless otherwise directed, proxies will be voted FOR the election of each of the nominees for director as shown on the form of proxy, FOR the ratification of the appointment of Ernst & Young LLP as the independent certified public accountants of the Company, and in accordance with the proxies' best judgment on any other matters that may properly come before the Annual Meeting.

SOLICITATION OF PROXIES

    Proxies will be solicited chiefly by mail; however, certain officers, directors, employees and agents of the Company, none of whom will receive additional compensation therefore, may solicit proxies by telephone, telegram or other personal contact. The Company will bear the cost of the solicitation of the proxies, including postage, printing and handling, and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of the stock.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

    Pursuant to the amended and restated bylaws of the Company, the Board of Directors has adopted as resolution setting the number of directors constituting the Board at six.

    The proxies solicited hereby, unless directed to the contrary therein, will be voted FOR the election of the following six nominees as directors of the Company, to hold office until the next annual meeting of stockholders or until their successors have been elected and qualified. All such nominees are now directors of the Company. All nominees have consented to being named in this proxy statement and to serve if elected. The Board of Directors has no reason to believe that any nominee will be unavailable or unable to serve as a director, but if for any reason any nominee should not be available or able to serve, the accompanying proxy will be voted by the persons acting under said proxy in accordance with the recommendations of the Board of Directors.

    The nominees, their respective ages, the year in which each first became a director of the Company, and their principal occupations or employment during the past five years are as follows:

                             NOMINEES FOR DIRECTOR

NAME                  AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----                  ---  ------------------------------------------------------------
Tony Mastronardi      42   Mr. Mastronardi has served as a director of the Company and its Chief Executive Officer since December 1994. On
                           February 8, 2001, Mr. Mastronardi relinquished his role as
                           President to Mr. Francois Plamondon and Mr. Mastronardi was
                           appointed as Chairman of the Board of Directors. On
                           December 11, 2001, Mr. Mastronardi was again appointed
                           President upon the departure of Mr. Plamondon. On March 15,
                           2002, Mr. Mastronardi was relieved of his position as
                           Chairman of the Board of Directors and was appointed
                           Vice-Chairman of the Board of Directors. Mr. Mastronardi has
                           16 years of diverse business experience, holding senior
                           management positions in various industries. Mr. Mastronardi has had hands-on involvement in the Company's jukeboxes
                           since its inception. Between 1985 and 1994, Mr. Mastronardi was employed as a Vice President, and then President, of Les
                           Pavages Samacon Inc., a Montreal-based family-owned
                           construction company.

Joel Schoenfeld       51   Mr. Schoenfeld has served as a director of the Company since
                           September 2000. Mr. Schoenfeld is recognized as one of the entertainment industry's leading experts on international
                           intellectual property, competition, and privacy issues.
                           Mr. Schoenfeld has focused on policy matters impacting the entertainment business, and particularly e-commerce. In
                           recognition of his knowledge in the field of intellectual
                           property, he was appointed in 1999, and continues to serve, as one of 12 Commissioners on the Industry Advisory
                           Commission to the World Intellectual Property Organization.
                           Since 1990, he has been a member of the Executive Board and
                           Central Board of Directors of the International Federation
                           of the Phonographic Industry ("IFPI"). He was elected
                           Chairman of the IFPI Council in 1999, a position he still
                           holds.

                           Since April 2000, Mr. Schoenfeld has been a consultant for
                           Schoenfeld Consulting Inc., a consulting firm located in
                           Stamford, Connecticut that focuses on management and
                           organizational issues in international markets and
                           intellectual property issues relating to the music industry.

                           From November 1989 to April 2000, Mr. Schoenfeld served as
                           Senior Vice President and General Counsel of BMG
                           Entertainment ("BMG"), the entertainment division of
                           Bertelsmann AG. There, he was responsible for all legal and business affairs of BMG worldwide. His duties included
                           negotiating and analyzing new and existing business ventures and territorial expansion on a global level; international intellectual policy issues; international antitrust and
                           competition legal matters; and privacy and database
                           protection compliance. Also, since 1989, Mr. Schoenfeld has served as an officer or director or both for more than 80
                           Bertelsmann AG-related companies in more than 35 countries.
                           Prior to joining BMG, Mr. Schoenfeld was General Counsel and
                           Executive Vice President at the Recording Industry
                           Association of America, and also served on its Board of
                           Directors.

NAME                  AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----                  ---  ------------------------------------------------------------
                           Mr. Schoenfeld is currently a director of two U.S. public
                           companies: ThinkPath Inc. and MindArrow Systems.
                           ThinkPath Inc. provides information technology, as well as engineer-recruiting and project-outsourcing services,
                           technical training, and ASP-based skills management
                           technology. MindArrow Systems provides Web-based solutions that enable sales and marketing organizations to improve
                           response rates and shorten sales cycles by replacing printed brochures and direct mail with multimedia messages called
                           eBrochures.

Pierre Desjardins     60   Mr. Desjardins has served as a director of the Company since
                           December 2000. On March 15, 2002, Mr. Desjardins was
                           appointed Chairman of the Board of Directors of the Company to replace Mr. Mastronardi. From 1996 until 2000,
                           Mr. Desjardins was the Chief Executive Officer and Chairman
                           of the Board of Directors of Total Containment Inc., a
                           U.S. public company that offers engineering services, and
                           underground containment equipment, in connection with the
                           conveyance of fuels in service stations in more than 65
                           countries. Effective January 2000, Mr. Desjardins
                           relinquished the Chief Executive Officer position and
                           remains as Chairman of the Board of Directors.

                           From 1990 to 1994, Mr. Desjardins served as President and
                           Chief Executive Officer of Domtar Inc., a producer of
                           specialty and fine papers in North America. From 1978 to
                           1990, Mr. Desjardins served as President of both major
                           divisions of Labatt, La Brasserie Labatt and Labatt
                           Breweries of Canada. In addition, from 1967 until 1978,
                           Mr. Desjardins was the Vice President of Sales at Imperial
                           Tobacco.

                           Mr. Desjardins also serves on the Board of Directors of
                           Uni-Select Inc., a Canadian public company that distributes motor vehicle replacement parts, tools, equipment and
                           accessories.

Hubert Manseau        55   Mr. Manseau has served as a director of the Company since
                           February 2001. Since 1997, Mr. Manseau has been the
                           President and Chief Executive Officer of Societe Innovatech
                           du Grand Montreal, a high-tech venture capital firm in
                           Canada. From 1995 to 1997, Mr. Manseau was employed at the
                           Centre de recherche informatique de Montreal, first as Vice
                           President, Administration, Finances and Business
                           Development, and later as Executive Vice President.

                           Mr. Manseau is President of the Quebec Venture Capital
                           Association, Reseau Capital. He is also Governor of the
                           "JUNIOR CHAMBER OF COMMERCE OF MONTREAL." Mr. Manseau has
                           been a member of the Board of Directors of the Canadian
                           Network for the Advancement of Research, Industry and
                           Education. He also has been a member and Chairman of the
                           Board of the College Edouard-Montpetit, the largest public college in Quebec. Mr. Manseau was a founding member of the
                           Regional Internet Services of Quebec network, has also
                           served as Vice-Chairman of the Board of Directors of
                           APO-Quebec, a Quebec research and development center for
                           computer educational applications.

NAME                  AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----                  ---  ------------------------------------------------------------
Sophie Forest         33   Ms. Forest has served as a director of the Company since
                           September 2000. In 1996, Ms. Forest joined CDP Sofinov as
                           manager. She was promoted to director in 1998 and to partner in 2001, and is now responsible for making and managing
                           investments in the information technologies industry. During
                           1996, before joining CDP Sofinov, Ms. Forest was a director at Bell Canada, a telecommunications company. Her
                           responsibilities included supervising the development of
                           business plans with a view to creating new alliances, equity interest and business acquisitions for Bell Canada in Quebec and elsewhere in Canada. Ms. Forest serves on the board of directors of a number of high-tech companies in Quebec and elsewhere in Canada.

Roland Ribotti        34   Mr. Ribotti has served as a director of the Company since
                           May 2000. With experience in finance, including venture
                           capital investments, Mr. Ribotti has held various management positions in the telecommunications sector. Since
                           August 1999, Mr. Ribotti has been a manager at CDP Capital
                           Communications, a subsidiary of the Caisse de depot et
                           placement du Quebec that invests in companies actively
                           operating in the communications field. From January 1997 to
                           August 1999, Mr. Ribotti was Director of Business
                           Investments at Bell Emergis/BCE Capital. From January 1995
                           to January 1997, Mr. Ribotti was the Associate
                           Director-Finance at Bell Canada.

                           Mr. Ribotti is on the board of directors of many other companies in Quebec and elsewhere in Canada.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
                             NOMINEES NAMED HEREIN.

MEETINGS AND COMMITTEES OF THE BOARD

    During the fiscal year ended December 31, 2001 ("FISCAL 2001"), the Board of Directors held six meetings, one of which was by telephone conference and five of which were held in person. During their term, all of the then incumbent directors were present for at least 75% of the meetings of the Board and the committees of the Board on which they serve.

    The Board of Directors has two standing committees: an Audit Committee and a Compensation Committee. The Board of Directors does not have a standing nominating committee.

    The Audit Committee is responsible for providing assistance to the Board of Directors in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, financial reporting, internal control, and compliance functions of the Company and its subsidiaries. The Audit Committee oversees the audit function and recommends to the Board of Directors the appointment of the independent auditors. It also reviews with management and the independent auditors its annual audit findings. In discharging its responsibilities, the Audit Committee is entitled to rely upon the reports, findings, and representations of the Company's auditors, legal counsel, and responsible officers. The Audit Committee met six times in fiscal 2001. On
March 16, 2001, the Board of Directors adopted a charter for the Audit Committee. The three members of the Audit Committee are Pierre Desjardins, Sophie Forest and Joel Schoenfeld, of which two members, Mr. Desjardins and Mr. Schoenfeld, are "independent" as such term is defined in Rule 4200(a)(15) of the NASD listing standards.

    The Compensation Committee is responsible for recommending to the Board of Directors the persons to be elected as executive officers of the Company and establishing the compensation of the executive officers of the Company. The Compensation Committee also makes recommendations to the Board of

Directors or otherwise takes action regarding the adoption or amendment of employee benefit, bonus, incentive compensation or similar plans and is responsible for the oversight and administration of such plans. The Compensation Committee met once in fiscal 2001.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION
  DECISIONS

    The Compensation Committee is comprised entirely of outside directors. The three members of the Compensation Committee are Pierre Desjardins, as Chairman; Roland Ribotti; and Sophie Forest. None of the Company's executive officers served on the compensation committee of another entity or any other committee of the board of directors of another entity performing similar functions during fiscal 2001.

REPORT OF THE AUDIT COMMITTEE

    The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the consolidated financial statements and the reporting process, including the systems of internal controls.

    In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited consolidated financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements. The committee also reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles, the matters required to be discussed by Statement of Auditing Standards No. 61 and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and the committee received from the auditors disclosure regarding the auditors' independence required by Independence Standards Board Standard No. 1. The committee discussed with the Company's independent auditors the overall scope and plans for their audits. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

    In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board has approved), subject to resolution of the matter described in note 21, thereto, that the audited consolidated financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission. The committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

                                            Pierre Desjardins, Audit Committee
                                            Chair
                                            Joel Schoenfeld, Audit Committee
                                            Member
                                            Sophie Forest, Audit Committee
                                            Member

March 28, 2002

AUDITOR INDEPENDENCE

    Ernst & Young LLP, the member firms of Ernst & Young International, Ltd. and their respective affiliates are the principal accountants of the Company. Further, Ernst & Young LLP provides other non-audit services to the Company and its subsidiary. The Audit Committee of the Company's Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the independence of Ernst & Young LLP.

FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTATION FEES

    The Company did not pay any financial information system design and implementation fees to Ernst & Young LLP during 2001.

AUDIT FEES

    Ernst & Young LLP billed the Company and its subsidiary $170,455 for the following professional services: audit of the annual consolidated financial statements of the Company for the fiscal year ended December 31, 2001, and review of the interim financial statements included in quarterly reports on Form 10-QSB for the periods ended March 31, June 30 and September 30, 2001.

ALL OTHER FEES

    Ernst & Young LLP billed the Company and its subsidiary $71,531 for other services rendered during the fiscal year ended December 31, 2001.

COMPENSATION OF DIRECTORS

    Executive officers of the Company who are directors or members of committees of the Board of Directors of the Company receive no compensation for serving in such positions. Accordingly, during fiscal 2001, Tony Mastronardi, Guy Nathan, Hubert Manseau, Sophie Forest and Roland Ribotti did not receive any compensation for serving as directors of the Company. As of March 15, 2002, Guy Nathan's employment with the Company was terminated. Mr. Nathan is not standing for re-election as a director.

    The two independent directors, Joel Schoenfeld and Pierre Desjardins, receive an annual fee of $10,000 for attending at least 50% of the meetings, plus attendance fees of $1,500 for each Board of Directors meeting attended in person, $1,000 for each committee meeting attended in person and $500 for each Board or committee meeting attended by phone. Independent directors who serve as committee chairmen receive an additional $500 per meeting.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The Summary Compensation Table below shows, for the years 1999 through 2001 (except as otherwise noted), the compensation paid or awarded to Mr. Mastronardi, Vice-Chairman and Chief Executive Officer, and the five other executive officers of the Company who were employed by the Company as of December 31, 2001 (except for Mr. Plamondon, as noted below) and whose total annual salary and bonus for fiscal 2001 exceeded $100,000 (collectively, the "NAMED EXECUTIVES").

                                                                        LONG-TERM
                                             ANNUAL COMPENSATION       COMPENSATION
                                                                          AWARDS
                                                                        SECURITIES
                                                                        UNDERLYING      ALL OTHER
                               FISCAL       SALARY         BONUS       OPTIONS/SARS    COMPENSATION
NAME AND PRINCIPAL POSITION     YEAR         ($)            ($)        (# OF SHARES)      ($)**
Tony Mastronardi                2001     180,000 CDN        --              250,000    12,423 CDN
President and Chief             2000     150,000 CDN        --               51,000*   12,423 CDN
  Executive Officer             1999     150,000 CDN        --                   --    12,423 CDN
Guy Nathan(1)                   2001     150,000 CDN        --               49,000    12,411 CDN
Senior Vice President and       2000     150,000 CDN    25,000 CDN           51,000*   12,411 CDN
Secretary                       1999     150,000 CDN        --                   --     9,842 CDN
Francois Plamondon(2)           2001     225,000 CDN        --              255,000        --
President and Chief             2000     225,000 CDN    112,500 CDN         745,000        --
  Operating Officer             1999         --             --              --             --
John Margold(3)                 2001       135,000          --                   --       7,200
Vice President, Sales and       2000       135,000        10,000            203,000*      7,200
Marketing                       1999       135,000        20,000                 --       7,200
Linda Komorsky                  2001       150,000          --                   --       7,200
Vice President, Business        2000       150,000        40,000            253,000*      7,200
Affairs, Music Rights and       1999       110,000        20,000             10,000*      7,200
Licenses
Richard Brayer(4)               2001       150,000          --               50,000       4,800
Vice President, Advertising     2000         --             --                   --        --
Revenue and Marketing           1999         --             --                   --        --

* Options originally granted in 1998 and 1999 were cancelled and reissued on April 19, 2000 under the 2000 Plan. The exercise price and terms of the options granted under the 2000 Plan are the same as the exercise price and terms of the options cancelled.

**  Other compensation relates to automobile benefits.

(1) On March 15, 2002, Mr. Nathan's employment with the Company was terminated.

(2) Mr. Plamondon's employment with the Company was terminated on December 11, 2001.

(3) Mr. Margold's employment with the Company was terminated on March 15, 2002.

(4) For more information regarding his continued employment with the Company, please see the discussion under "Employment Agreements -- Richard Brayer."

STOCK OPTIONS

    The following table sets forth further information regarding grants of options to purchase Common Stock made by the Company during fiscal 2001 to the Named Executives.

                     INDIVIDUAL OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
                                                PERCENTAGE OF
                                  NUMBER OF     TOTAL OPTIONS/
                                  SECURITIES     SARS GRANTED
                                  UNDERLYING     TO EMPLOYEES    EXERCISE PRICE
                                 OPTIONS/SARS   IN FISCAL 2001     PER SHARE
NAME                               GRANTED           (%)              ($)          EXPIRATION DATE
Tony Mastronardi                    250,000         24.53%            1.135         March 16, 2011
Guy Nathan(1)                        49,000          4.49%            1.135         March 16, 2011
Francois Plamondon(2)               255,000         23.36%           1.0312         March 16, 2011
John Margold(3)                      --             --               --                   --
Linda Komorsky                       --             --               --                   --
Richard Brayer(4)                    50,000          4.58%             1.00        February 8, 2011

(1) On March 15, 2002, Mr. Nathan's employment with the Company was terminated.

(2) Mr. Plamondon's employment with the Company was terminated on December 11, 2001.

(3) Mr. Margold's employment with the Company was terminated on March 15, 2002.

(4) For more information regarding his continued employment with the Company, please see the discussion under "Employment Agreements -- Richard Brayer."

    The following table summarizes certain information regarding outstanding options held by the Named Executives as of December 31, 2001.

                   AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                              FISCAL YEAR-END OPTION/SAR VALUES
                                                  NUMBER OF SECURITIES
                                                 UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED
                                                     OPTIONS/SARS AT       IN-THE-MONEY OPTIONS/SARS
                                                     FISCAL YEAR END       AT FISCAL YEAR END ($)(1)
                            SHARES       VALUE
                          ACQUIRED ON   REALIZED
NAME                       EXERCISE       ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
Tony Mastronardi             --           --          38,250        262,750        **            **
Guy Nathan(2)                --           --          38,250         61,750        **            **
Francois Plamondon(3)        --           --         725,990        274,010        **            **
John Margold(4)              --           --         117,250         85,750        **            **
Linda Komorsky               --           --         107,250        145,750        **            **
Richard Brayer(5)            --           --          --             50,000        **            **

(1) Value is calculated as the difference between the fair market value of a share of Common Stock on December 31, 2001 ($ 0.34 per share) and the exercise price of the options.

**  None of the unexercised options were in-the-money.

(2) On March 15, 2002, Mr. Nathan's employment with the Company was terminated.

(3) Mr. Plamondon's employment with the Company was terminated on December 11, 2001.

(4) Mr. Margold's employment with the Company was terminated on March 15, 2002.

(5) For more information regarding his continued employment with the Company, please see the discussion under "Employment Agreements -- Richard Brayer."

EMPLOYMENT AGREEMENTS

    TONY MASTRONARDI

    On March 11, 1997, the Company entered into a five-year employment agreement, effective January 1, 1997 with Tony Mastronardi, its President which expired on December 31, 2001. Mr. Mastronardi entered into a non-competition and confidentiality agreement with the Company that is effective during his employment with the Company and for one-year thereafter. The non-competition covenant will also remain in effect for so long as Mr. Mastronardi holds shares, directly or indirectly, of the Company's capital stock. On August 31, 1998, the Board of Directors set Mr. Mastronardi's annual base salary at $150,000 CDN. On March 16, 2001, the Board of Directors increased Mr. Mastronardi's annual base salary to $180,000 CDN, which was effective, retroactively, to January 1, 2001.

    In addition, Mr. Mastronardi was granted options to purchase an aggregate of 261,000 shares of Common Stock at an exercise price of $2.78 per share, of which options for 210,000 shares have expired and options for 38,250 shares of Common Stock have already vested. The remaining options to purchase 12,750 shares of Common Stock will vest on September 1, 2002. The term of the options is for ten years and the shares acquired upon exercise will be restricted securities. The Company is presently in negotiations with Mr. Mastronardi in respect of his continued employment.

    GUY NATHAN

    On March 11, 1997, the Company also entered into a five-year employment agreement, effective January 1, 1997 with Guy Nathan, to be Senior Vice-President for Research and Development and Secretary. On August 31, 1998, the Board of Directors fixed Mr. Nathan's annual base salary at $150,000 CDN retroactively effective to January 1, 1998. In addition, Mr. Nathan was granted options to purchase an aggregate of 261,000 shares of Common Stock at an exercise price of $2.78 per share, of which options for 210,000 shares have expired and options for 38,250 shares of Common Stock have already vested. The remaining options to purchase 12,750 shares of Common Stock will vest on September 1, 2002. The term of the options is for ten years and the shares acquired upon exercise will be restricted securities.

    The term of Mr. Nathan's employment agreement expired on December 31, 2001 and was not renewed by the Company's Board of Directors. On March 15, 2002, the Company officially terminated Mr. Nathan's employment. Mr. Nathan is subject to a non-competition and confidentiality agreement, which remains in effect for one year after the termination of his employment with the Company and for so long as Mr. Nathan holds shares, directly or indirectly, of the Company's capital stock. The Company is currently in the process of negotiating the terms of Mr. Nathan's severance package.

    FRANCOIS PLAMONDON

    On February 2, 2001, the Company entered into an employment agreement (the "PLAMONDON AGREEMENT"), effective in the fiscal year ended December 31, 2000, with Francois Plamondon to assume the responsibilities of Executive Vice-President, Chief Operating Officer and Chief Financial Officer for an indefinite term. On February 9, 2001, Mr. Plamondon was promoted to President and Chief Operating Officer. The Plamondon Agreement provided for a minimum base salary of $225,000 CDN a bonus of 50% of the base salary, to be approved by the Board of Directors, six weeks paid vacation per fiscal year and other customary benefits. In addition, the terms of the Plamondon Agreement confirmed the previous grant of options to Mr. Plamondon to purchase 745,000 shares of Common Stock at a price per share of $2.0625, in conformity with the TouchTunes Music Corporation 2000 Long-Term Incentive Plan. Such options vest over a three-year period in equal monthly installments, commencing on January 15, 2000. The Plamondon Agreement was terminable at any time by the Company or by Mr. Plamondon upon three months prior written notice to the Company.

    On December 11, 2001, the Company terminated Mr. Plamondon's employment. Under the terms of the Plamondon Agreement, in the event of termination by the Company without cause, the Company shall pay Mr. Plamondon severance equal to 18 months of his base salary amounting to approximately $340,000 CDN. Also, the options that would have vested during the 12-month period following the effective date of a termination vested immediately on the date of termination. The Company is currently negotiating the payment terms of Mr. Plamondon's severance package. Mr. Plamondon is also subject to confidentiality, non-compete and non-solicitation covenants, which were in effect during the term of Mr. Plamondon's employment with the Company, and remain in effect for one year thereafter.

    JOHN MARGOLD

    On August 31, 1998, the Board of Directors approved and confirmed the employment of John Margold as the Company's Vice-President of Sales and Marketing for an indefinite term at an annual base salary of $135,000.
Mr. Margold was granted options to purchase an aggregate of 93,000 shares of Common Stock at $2.78 per share, of which options for 82,750 shares of Common Stock have vested. The remaining options for 10,750 shares of Common Stock will vest on September 1, 2002. The term of the options is for ten years and the shares acquired upon exercise will be restricted securities.

    Mr. Margold's employment with the Company was terminated on March 15, 2002. The Company is currently in the process of negotiating the terms of Mr. Margold's severance package.

    LINDA KOMORSKY

    On August 31, 1998, the Board of Directors approved and confirmed the employment terms and conditions of Linda Komorsky as the Company's Vice-President of Business Affairs, Music and Licensing. Her employment is for an indefinite term. The amount of severance payable to Ms. Komorsky upon termination of employment depends upon the length of her employment with the Company. Currently, Ms. Komorsky receives an annual base salary of $150,000. Depending upon her own performance and that of the Company, Ms. Komorsky will be eligible for an annual bonus of up to 60% of her base salary. In addition, Ms Komorsky was granted options to purchase an aggregate of 68,000 shares of Common Stock at a price of $2.78 per share, of which options to purchase 53,500 shares of Common Stock have vested. The remaining options to purchase 14,500 shares of Common Stock will vest at a rate of 2,500 shares on May 26 of each of 2002 and 2003 and 9,500 shares which will vest on September 1, 2002. The term of the options is for ten years and the shares acquired upon exercise will be restricted securities.

    RICHARD BRAYER

    On January 18, 2001, the Company entered into an employment agreement with Richard E. Brayer (the "Brayer Agreement") as the Company's Vice President Marketing and Advertising for an indefinite term. The Brayer Agreement provides for an annual base salary of $150,000 and other customary benefits. Depending upon his performance and that of the Company, Mr. Brayer will be eligible for an annual bonus of up to 50% of his base salary. In addition, Mr. Brayer was granted options to purchase an aggregate of 50,000 shares of Common Stock at $1.00 per share, vesting at a rate of 12,500 shares on April 1st of each of the four years commencing in the year 2001. The Brayer Agreement is terminable at any time by the Company or by Mr. Brayer upon three months prior written notice to the Company. In the event of termination by the Company without cause, the Company shall pay Mr. Brayer severance equal to six months of his base salary. Mr. Brayer is subject to a permanent confidentiality agreement, and to non-competition and non-solicitation covenants that are effective during the term of Mr. Brayer's employment with the Company and for 18 months thereafter.

    In December, 2001, the Company reached an understanding with Mr. Brayer pursuant to which Mr. Brayer will continue in his current position as Vice President, Advertising Revenue and Marketing and effective July 1, 2002, Mr. Brayer will serve as a consultant to the Company. The Company and Mr. Brayer have not yet entered into a definitive agreement concerning the consulting services, but expect to do so in the near future.

                              BENEFICIAL OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information as of March 28, 2002 (except as otherwise noted in the footnotes) regarding the beneficial ownership of the Company's voting securities of: (i) each of the Company's directors; (ii) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock or the Voting Preferred Stock; (iii) each of the Named Executives; and (iv) all current directors and executive officers of the Company as a group. Except as otherwise specified, the named beneficial owner has the sole voting and investment power over the shares listed.

                                                 NUMBER OF SHARES BENEFICIALLY
                                                  OWNED DIRECTLY OR INDIRECTLY
                             ----------------------------------------------------------------------
                                                                                    TOTAL NUMBER OF
NAME AND ADDRESS OF                                        VOTING PREFERRED             VOTING            PERCENT
BENEFICIAL OWNER                 COMMON STOCK                  STOCK(1)             SECURITIES(20)       OF CLASS*
-------------------          ---------------------         ----------------         ---------------      ---------
CURRENT DIRECTORS

Tony Mastronardi...........           10,495,760(2)(3)(4)                --            10,495,760          25.7%
4973 Felix-McLearnan
Pierrefonds, Quebec
 H8Y 3L2

Guy Nathan(16).............           10,445,510(2)(3)(5)                --            10,445,510          25.6%
80 Berlioz, Apt. 1106
Nun's Island, Quebec
 H3E 1N9

Joel Schoenfeld............              10,000(14)                      --                10,000            **
1177 High Ridge Road
Stamford, CT 06905

Sophie Forest..............                     --                       --                    --            --
c/o CDP Sofinov
1801 McGill College Avenue,
 13th Floor
Montreal, Quebec
H3A 2N4

Hubert Manseau.............                     --                       --                    --            --
c/o Societe Innovatech du
 Grand Montreal Grand
 Montreal
2020 University Street,
Suite 1527
Montreal, Quebec
H3A 2A5

Roland Ribotti.............                     --                       --                    --            --
c/o CDP Capital
 Communications
2001 McGill College Avenue,
 7th Floor
Montreal, Quebec
H3A 1G1

                                                 NUMBER OF SHARES BENEFICIALLY
                                                  OWNED DIRECTLY OR INDIRECTLY
                             ----------------------------------------------------------------------
                                                                                    TOTAL NUMBER OF
NAME AND ADDRESS OF                                        VOTING PREFERRED             VOTING            PERCENT
BENEFICIAL OWNER                 COMMON STOCK                  STOCK(1)             SECURITIES(20)       OF CLASS*
-------------------          ---------------------         ----------------         ---------------      ---------
Pierre Desjardins..........              44,400(14)                      --                44,400            **
700 Marie Le-Ber Road,
Apt. 201
Nun's Island, Quebec
H3E 1P2

5% BENEFICIAL OWNERS

Tonino Lattanzi............           10,737,714(2)(3)(6)                --            10,737,714          26.3%
12 Rue Dubois
Clamart 92140 France

CDP Sofinov................                     --             11,457,996(7)(20)       12,569,107          30.8%
1981 McGill College Avenue
Montreal, Quebec H3A 3C7

Societe Innovatech du Grand                     --              3,608,186(8)(20)        3,608,186           8.8%
 Montreal..................
2020 University Street
Montreal, Quebec H3A 2A5

CDP Capital                                     --              6,666,667(9)(20)       10,000,000          24.5%
 Communications............
1981 McGill College Avenue
Montreal, Quebec H3A 3C7

Techno Expres..............           10,001,090(2)(20)                  --            10,001,090          24.5%
36 rue du Marche
 Alfortville, 94140 France

NAMED EXECUTIVES(15)

Francois Plamondon(17).....             725,990(10)                      --               725,990           1.8%
4450 Sherbrooke St.
Apt. 21
Westmount, Quebec
H3Z 1E6

John Margold(18)...........             133,500(11)                      --               133,500            **
704 Patton Drive
Buffalo Grove IL 60089

Linda Komorsky.............             128,500(12)                      --               128,500            **
1600 South Rexford Drive
Los Angeles, CA 90035

Richard Brayer(19).........                 12,500                       --                12,500            **
218 E. Lahon
Park Ridge, IL 60068

ALL CURRENT DIRECTORS AND            11,943,854(13)                      --            11,943,854          29.2%
 EXECUTIVE OFFICERS AS A
 GROUP (9 PERSONS).........

* The Common Stock and Voting Preferred Stock vote together as a single class. Percentage amounts based on all outstanding Common Stock, Series A Preferred Stock, Series B Preferred Stock and options to purchase Common Stock which are exercisable within 60 days of March 28, 2002.

**  Less than 1%.

---------------

(1) Voting Preferred Stock includes both Series A Preferred Stock and Series B Preferred Stock. The holders of each share of Voting Preferred Stock are entitled to a number of votes equal to the number of full shares of Common Stock that can be acquired upon conversion of such Voting Preferred Stock.

(2) Messrs. Mastronardi, Nathan and Lattanzi each own 33% of the capital stock of Techno Expres, SA, a French corporation with offices at 36, rue du Marche, Alfortville 94140 France, which owns 10,001,920 shares of Common Stock, which represents approximately 68.4% of the total number of shares of Common Stock outstanding, and approximately 24.5% of the total number of the Company's outstanding voting securities. These 10,001,920 shares of Common Stock are subject to the Voting Trust and Limited Shareholders Agreement, dated May 18, 2000, discussed below in footnote 20 to this beneficial ownership table and under "Certain Relationships and Related Transactions."

(3) Messrs. Mastronardi, Nathan and Lattanzi own 50%, 16.67% and 33.33%, respectively, of the capital stock of TouchTunes Juke Box Inc., a Canadian corporation, with offices at 4973 Felix-McLearnan, Pierrefonds, Quebec, H8Y 3L2. TouchTunes Juke Box Inc. holds 393,090 shares of Common Stock, which represents approximately 2.7% of the total number of shares of Common Stock outstanding, and approximately 0.97% of the total number of the Company's outstanding voting securities.

(4) Includes options to purchase 100,750 shares of Common Stock that are exercisable within 60 days of March 28, 2002.

(5) Includes options to purchase 50,500 shares of Common Stock that are exercisable within 60 days of March 28, 2002.

(6) Mr. Lattanzi indirectly owns Neturba SRL, an Italian corporation with offices at via Bonafica 26 63040 Malitignano, Italy. Neturba SRL holds 14,666 shares of Common Stock.

(7) Represents 9,235,774 shares of Series A Preferred Stock and 2,222,222 shares of Series B Preferred Stock held by CDP Sofinov. The Series A Preferred Stock is convertible share for share (subject to certain antidilutive provisions) into Common Stock, at the option of the holder, within 60 days of March 28, 2002. The Series B Preferred Stock is convertible into 3,333,333, shares of Common Stock.

(8) Represents 3,608,186 shares of Series A Preferred Stock held by Societe Innovatech du Grand Montreal that are convertible share for share (subject to certain antidilutive provisions) into Common Stock, at the option of the holder, within 60 days of March 28, 2002.

(9) Represents 6,666,667 shares of Series B Preferred Stock held by CDP Capital Communications that are convertible (subject to certain antidilutive provisions) into 10,000,000 shares of Common Stock, at the option of the holder, within 60 days of March 28, 2002.

(10) Represents 725,990 shares of Common Stock subject to certain options held by Mr. Plamondon that are exercisable within 60 days of March 28, 2002.

(11) Represents 133,500 shares of Common Stock subject to options held by Mr. Margold that are exercisable within 60 days of March 28, 2002.

(12) Represents 128,500 shares of Common Stock subject to options held by Mrs. Komorsky that are exercisable within 60 days of March 28, 2002.

(13) Includes options to purchase 1,171,740 shares of Common Stock that are exercisable within 60 days of March 28, 2002.

(14) Includes options to purchase 10,000 shares of Common Stock that are exercisable with 60 days of March 28, 2002 and 33,400 common shares held directly by Mr. Desjardins.

(15) Other than Tony Mastronardi and Guy Nathan, who are listed in the chart as Directors.

(16) On March 15, 2002, Mr. Nathan's employment with the Company was terminated.

(17) Mr. Plamondon's employment with the Company was terminated on December 11, 2001.

(18) Mr. Margold's employment with the Company was terminated on March 15, 2002.

(19) For more information regarding his continued employment with the Company, please see the discussion under "Employment Agreements -- Richard Brayer."

(20) These shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock are subject to a Voting Trust and Limited Shareholders Agreement, dated May 18, 2000, among Techno Expres, CDP Sofinov, Societe Innovatech du Grand Montreal, CDP Capital Communications and the Company. For more information regarding this Voting Trust and Limited Shareholders Agreement, please see the discussion under "Certain Relationships and Related Transactions."

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The reporting person Matthew Carson filed neither Form 3 upon becoming a reporting person of the Company nor Form 4 to reflect the stock options granted to him in fiscal 2001. Such reporting person, also, did not file Form 5 within the prescribed time. The Form 5 of this reporting person will be filed in April 2002. Matthew Carson does not own, directly or indirectly, any of the Company's Common Stock or Preferred Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    TRANSACTIONS WITH 5% BENEFICIAL OWNERS

    The Company's funding has come principally from a group of three investors:
Societe Innovatech du Grand Montreal, CDP Sofinov and CDP Capital Communications (formerly known as Capital Communications CDPQ Inc). To date, they have collectively invested approximately $43 million in the Company, which has provided the Company with sufficient capital resources to finance its start-up activities and to commence commercial operations.

    In May 2000, the Company issued an aggregate of 8,888,889 shares of Series B Preferred Stock to CDP Sofinov and CDP Capital Communications. Specifically, the Company issued 2,222,222 shares of Series B Preferred Stock to CDP Sofinov in exchange for the conversion of $5,000,000 in prior advances to the Company. The remaining 6,666,667 shares of Series B Preferred Stock were issued to CDP Capital Communications in exchange for proceeds consisting of
(i) $14,000,000 in cash and (ii) $1,000,000 previously advanced by CDP Capital Communications to the Company. CDP Capital Communications received $136,370 as a fee for its financial services with respect to this transaction among the Company, CDP Sofinov and CDP Capital Communications.

    In July 2001, the Company's Board of Directors approved an unsecured loan facility (the "Unsecured Loan Facility"), provided by CDP Capital Communications and CDP Sofinov, for up to a maximum of $5 million. CDP Capital Communications and CDP Sofinov, subsidiaries of the Caisse de depot et placement du Quebec, Canada's largest fund manager, provided $3 million and $2 million, respectively, to the Unsecured Loan Facility. The parties entered into a binding term sheet with respect to the Unsecured Loan Facility and expect to enter into a definitive agreement in the near future.

    The Unsecured Loan Facility must be repaid within 18 months of initial drawdown and all amounts drawn and outstanding on the Unsecured Loan Facility bear interest at the rate of 20% per annum. After an amount in excess of $1.5 million has been drawn on the Unsecured Loan Facility, the rate at which all outstanding shares of Series B Preferred Stock held by CDP Capital Communications and CDP Sofinov that may be converted into shares of Common Stock will be adjusted from $2.25 per share of Series B Preferred Stock (based upon the original purchase price for shares of Series B Preferred Stock) for each share of Common Stock to be issued to $1.50 per share of Series B Preferred Stock for each share of Common Stock to be issued. In the event the Company defaults on repayment of the Unsecured Loan Facility on January 3, 2003, the amount of the Unsecured Loan Facility outstanding at the time of such default shall be convertible, at the option of CDP Capital Communications and CDP Sofinov, into shares of Common Stock at a conversion rate of $0.50 per share.

    On February 26, 2002, the Company drew down over $1.5 million on the Unsecured Loan Facility. As a result, the rate of which the shares of Series B Preferred Stock are convertible into Common Stock was adjusted as described above. Based on this new rate of conversion, in the event CDP Capital Communications and CDP Sofinov convert their Series B Preferred Stock, the Company would issue to them 13,333,334 shares of Common Stock, of which 4,444,445 shares represent the additional shares of Common Stock that would be issued as a result of the adjustment to the rate of conversion described above. As at April 18, 2002, the Company had drawn down principal in the amount of $3,250,000 on the Unsecured Loan Facility.

    Note that based upon the number of shares of Common Stock outstanding as of March 28, 2002, upon the exchange (i) by CDP Sofinov and Societe Innovatech du Grand Montreal of their 12,843,960 shares of Series A Preferred Stock into 12,843,960 shares of Common Stock and (ii) by CDP Sofinov and CDP Capital Communications of their 8,888,889 shares of Series B Preferred Stock into 13,333,334 shares of Common Stock, CDP Sofinov, Societe Innovatech du Grand Montreal, and CDP Capital Communications will collectively own approximately 55.3% of the outstanding shares of Common Stock.

    The Company entered into a Voting Trust and Limited Shareholders Agreement, dated May 18, 2000 (the "VOTING AGREEMENT"), with Techno Expres, CDP Sofinov, Societe Innovatech du Grand Montreal, and CDP Capital Communications (collectively, the "SHAREHOLDERS"). The Shareholders collectively hold 21,732,849 shares of the Voting Preferred Stock, which represents approximately 64.1% of the voting power of the Company's capital stock.

    The voting rights and powers of the Shareholders under the Voting Agreement include, but are not limited to, the following:

    - SELECTION OF DIRECTORS: Pursuant to the terms of the Voting Agreement, the Shareholders shall vote their shares of Common Stock and Voting Preferred Stock to ensure that at least seven directors are elected to the Board of Directors of the Company. Generally, of the seven directors: (i) three shall be nominees of CDP Sofinov, Societe Innovatech du Grand Montreal and CDP Capital Communications (collectively, the "Investors"), so long as the Investors collectively own 15% of the outstanding voting securities of the Company; (ii) two shall be nominees of Techno Expres, so long as Techno Expres owns at least 20% of the outstanding voting securities of the Company; and (iii) the remaining two shall be nominees of such five nominees, but shall not be employees or persons related to or affiliated with shareholders, directors or officers of the Company or of the Investors.

    - MATTERS SUBJECT TO THE APPROVAL OF TWO OF THE THREE INVESTORS: Until the Company completes its next public offering, or for so long as the Investors collectively own at least 15% of the voting securities of the Company, the Shareholders agree to cause the Company to submit certain corporate actions for the prior approval of at least two of the three Investors. Such actions include: (i) establishing the annual budget;
      (ii) hiring and firing any senior officers or employees; (iii) amending the Articles of Incorporation or Bylaws; (iv) entering into loan agreements, asset agreements, acquisition agreements or other transactions not in the ordinary course of business; (v) creating subsidiaries; and
      (vi) settling any legal proceedings.

    - MATTERS SUBJECT TO THE APPROVAL OF ALL THREE INVESTORS: Until the Company completes its next public offering, or for so long as the Investors collectively own at least 15% of the voting securities of the Company, the Shareholders agree to cause the Company to submit for the prior approval of all three Investors any corporate action that would result in: (i) any change in the capital stock of the Company; (ii) a merger, consolidation, or sale of all or a substantial part of the assets of the Company; or
      (iii) a declaration of dividends or the redemption of the Company's capital stock, other than in conformity with its Articles of Incorporation.

    - FAILURE TO REDEEM SERIES B PREFERRED SHARES: Under the terms of the Voting Agreement, in the event that the Company fails to redeem the shares of Series B Preferred Stock held by the Shareholders in accordance with the Company's Articles of Incorporation, the Shareholders may act to (i) sell all of their shares of stock in the Company; (ii) sell all of the assets of the Company, or (iii) dissolve or liquidate the Company.

    The Voting Agreement terminates upon the happening of one of the following:
(i) all of the issued and outstanding shares of the Company are owned by one person; (ii) the bankruptcy or dissolution (whether voluntary or involuntary) of the Company; or (iii) by written consent of all of the Investors.

    TRANSACTIONS WITH THE COMPANY'S EXECUTIVES

    Reference is made to the employment agreements between the Company and the Named Executives, as described above in the section entitled "Employment Agreements" under Executive Compensation.

    In addition, on June 1, 2001, the Company entered into an employment agreement with Matthew Carson, the Company's Vice President, Finance and Chief Financial Officer. The employment agreement provides for a base salary of $175,000 CDN. Depending upon his performance and that of the Company, Mr. Carson will be eligible for an annual bonus of up to 50% of his base salary. In addition, Mr. Carson was granted options to purchase an aggregate of 175,000 shares of Common Stock at $1.13 per share vesting at the rate of 43,750 shares on June 1 of each of the four years commencing in the year 2002. Mr. Carson's employment is terminable at any time by either party upon three months prior written notice to the Company. In the event of termination by the Company without cause, the Company shall pay Mr. Carson severance equal to 9 months of his base salary.

               PROPOSAL 2 -- RATIFICATION OF INDEPENDENT AUDITORS

    On April 19, 2002, the Board of Directors selected the firm of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2002 ("FISCAL 2002"). This nationally known firm has no direct or indirect financial interest in the Company.

    The Board of Directors is submitting the selection of Ernst & Young LLP as the Company's independent auditor for fiscal 2002 for ratification by the stockholders at the Annual Meeting. If a majority of the shares of Common Stock, together with the Voting Preferred Stock, represented in person or by proxy at the meeting are not voted for ratification, the Board will reconsider its appointment of Ernst & Young LLP as independent auditors for fiscal 2002.

    A representative of Ernst & Young LLP will be present at the Annual Meeting and will have the opportunity to make a statement if he desires to do so. It is anticipated that such representative will be available to respond to appropriate questions from stockholders.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT
               OF ERNST & YOUNG LLP AS AUDITORS FOR FISCAL 2002.

                                 OTHER BUSINESS

    The Company does not presently know of any matters that will be presented for action at the meeting other than those set forth herein. If other matters properly come before the meeting, proxies submitted on the enclosed form will be voted by the persons named in the enclosed form of proxy in accordance with their best judgment.

                                 ANNUAL REPORTS

    The Company also has filed with the SEC an Annual Report on Form 10-KSB, as well as amendment thereto on Form 10-KSB/A, for fiscal 2001. The Company's
Form 10-KSB and Form 10-KSB/A are enclosed with this Proxy Statement. Copies of the Form 10-KSB and Form 10-KSB/A are available upon written request to the Company at c/o TouchTunes Digital Jukebox, Inc. 3 Commerce Place, 4th Floor, Nuns' Island, Montreal, Quebec H3E 1H7, Attention: Matthew Carson, and also may be accessed electronically by means of the SEC's home page on the Internet at "HTTP://WWW.SEC.GOV".

                      2003 ANNUAL MEETING OF STOCKHOLDERS

    It is presently contemplated that the annual meeting of stockholders following fiscal 2002 (the "2003 ANNUAL MEETING") will be held on or about
May 15, 2003. Under the current rules of the Securities and Exchange Commission, in order for any appropriate stockholder proposal to be considered for inclusion in the proxy materials of the Company for the 2003 Annual Meeting, it must be received by the Corporate Secretary of the Company, located at TouchTunes Music Corporation, 1800 Sahara Avenue, Suite 107, Las Vegas, Nevada 89104, no later than the close of business on December 23, 2002, by certified mail, return receipt requested.

    Pursuant to the proxy rules under the Securities Exchange Act of 1934, the Company's stockholders are notified that the deadline for providing the Company with timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the 2003 Annual Meeting will be March 8, 2003. As to all such proposals about which the Company does not have notice on or prior to that date, discretionary authority to vote on such proposal shall be granted to the persons designated in the Company's proxy statement related to the 2003 Annual Meeting. If notice of such a stockholder proposal is received by the Company on or prior to such date, such proposal is properly presented at the 2003 annual meeting and is not included in the Company's proxy statement for such meeting, the proxies appointed by the Company may exercise discretionary authority if, in such proxy statement, the Company advises stockholders on the nature of such proposal and how the proxies appointed by the Company intend to vote on such proposal, unless the stockholder submitting such proposal satisfies certain requirements of the Securities and Exchange Commission, including the mailing of a separate proxy statement to the Company's stockholders.

                                                By Order of the Board of
                                            Directors,

                                            [SIGNATURE]

                                            Matthew Carson
                                            CORPORATE SECRETARY

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF

                          TOUCHTUNES MUSIC CORPORATION

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 22, 2002

    The undersigned hereby appoints Tony Mastronardi and Matthew Carson and either of them, proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock, Series A Preferred Stock, and Series B Preferred Stock of TouchTunes Music Corporation (the "Company") that the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on May 22, 2002, and at any adjournments thereof with all powers the undersigned would possess if personally present, as follows on the reverse side of this proxy card.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED IN ITEM 1, AND FOR APPROVAL OF THE PROPOSAL LISTED IN ITEM 2. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN.

                   (CONTINUED ON OTHER SIDE, PLEASE SIGN AND
              DATE ON OTHER SIDE, AND RETURN IN ENCLOSED ENVELOPE)

PLEASE MARK YOUR VOTES AS INDICATED IN EXAMPLE   /X/

Item 1.       Election of Tony Mastronardi, Joel Schoenfeld, Pierre Desjardins, Hubert Manseau,
              Sophie Forest and Roland Ribotti

              For ____                  Withhold Authority ____

Item 2.       Proposal to ratify the appointment of Ernst & Young, LLP, as auditors for fiscal year ending December 31,
              2002

              For ____                  Against ____              Abstain ____

Item 3.       In their discretion, such other matters as may properly come before the meeting or adjournment thereof

              For ____                  Against____               Abstain____

Date: __________________________________ , 2002

         _____________________________________________________________

                                  Signature(s)

         _____________________________________________________________

                                  Signature(s)

Please sign here personally. Signature of stockholder(s) should correspond directly with name(s) in which shares are registered. If the stock is registered in more than one name, each joint owner or fiduciary should sign personally. Only authorized officers should sign for a corporation.

                 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                   CARD PROMPTLY USING THE ENCLOSED ENVELOPE